UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 _______________________________________________

FORM 8-K

CURRENT REPORT

 _______________________________________________

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

 _______________________________________________

Date of Report (Date of earliest event reported):  May 28, 2020 (May 26, 2020)

SERVICEMASTER GLOBAL HOLDINGS, INC.

(Exact name of each registrant as specified in its charter)

Delaware	001-36507	20-8738320
(State or other jurisdiction of incorporation)	(Commission File Numbers)	(IRS Employer Identification Nos.)

150 Peabody Place, Memphis, Tennessee	38103
(Address of principal executive offices)	(Zip Code)

(901) 597-1400

(Each registrant’s telephone number, including area code)

 _______________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common, par value $0.01	SERV	NYSE

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 26, 2020, ServiceMaster Global Holdings, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). The record date for stockholders entitled to notice of, and to vote at, the Annual Meeting was April 9, 2020. At the close of business on that date, the Company had 131,923,361 shares of common stock outstanding and entitled to be voted at the Annual Meeting. At the Annual Meeting, three proposals were submitted to the Company’s stockholders. The proposals are described in more detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on April 20, 2020. The final voting results were as follows:

Proposal 1

The Company’s stockholders elected the following Class III directors to serve for a term expiring at the 2023 Annual Meeting.  The voting results are set forth below.

	Votes For	Votes Against	Votes Abstained	Broker Non-Vote
Deborah H. Caplan	122,213,581	1,758,556	204,897	2,803,961
Naren K. Gursahaney	121,611,922	2,360,108	205,004	2,803,961
Mark E. Tomkins	123,023,490	948,713	204,831	2,803,961

Proposal 2

The Company’s stockholders approved the advisory resolution approving executive compensation.  The voting results are set forth below.

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
121,347,124	2,621,793	208,117	2,803,961

Proposal 3

The Company’s stockholders ratified the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020.  The voting results are set forth below.

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
126,023,619	722,936	234,440	N/A

Item 9.01. Financial Statements and Exhibits.

 (d)           Exhibits

Exhibit	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERVICEMASTER GLOBAL HOLDINGS, INC.
(Registrant)

May 28, 2020	By:	/s/ Anthony D. DiLucente
Anthony D. DiLucente
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

4